Exhibit 99.1 2022 Investor Day New Orleans, LA | November 9, 2022

Agenda Wednesday, November 9 | 9:00am - 1:00pm CST 9:00a - 9:05a Opening Remarks Matthew Puljiz - VP, FP&A & Investor Relations Vivian Wu - Senior Manager of Investor Relations 9:05a - 9:30a Procore’s Opportunity Tooey Courtemanche - Founder, President, & CEO 9:30a - 10:15a Business & Financial Evolution Paul Lyandres - CFO 10:15a - 10:25a Our Next Evolution Tooey Courtemanche - Founder, President, & CEO Welcome 10:25a - 10:40a Break 10:40a - 11:00a Connected Platform Wyatt Jenkins - SVP, Product 11:00a - 11:20a Deep Dive: Specialty Contractors Will Lehrmann - VP, Product 11:20a - 11:40a Deep Dive: Owners Geoff Lewis - VP, Product 11:40a - 12:40p Executive Q&A Tooey Courtemanche - Founder, President, & CEO Paul Lyandres - CFO Howard Fu - SVP, Finance 2 2

Disclaimer Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, about Procore Technologies, Inc. (“Procore”) and its industry that involve substantial risks and uncertainties. All statements in this presentation, other than statements of historical fact, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or future financial or operating performance, and may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would,” or the negative of these words, or other similar terms or expressions that concern Procore’s expectations, strategy, plans, or intentions. Procore has based the forward-looking statements contained in this presentation primarily on its current expectations and projections about future events and trends that Procore believes may affect its business, financial condition, and operating results. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties, and other factors that could cause results to differ materially from Procore’s current expectations, including, but not limited to, our expectations regarding our financial performance, including revenues, expenses, and margins, and our ability to achieve or maintain future profitability, economic, and industry trends (in particular, the rate of adoption of construction management software and digitization of the construction industry, inflation, and challenging geopolitical conditions), our ability to attract new customers and retain and increase sales to existing customers, the performance of our corporate investments, our ability to expand internationally, our estimated total addressable market, and as set forth in Procore’s filings with the Securities and Exchange Commission, and further described in the section titled “Risk Factors” in our most recently filed Quarterly Report on Form 10-Q. You should not place undue reliance on Procore’s forward-looking statements. Procore assumes no obligation to update any forward-looking statements to reflect events or circumstances that exist or change after the date on which they were made, except as required by law. Non-GAAP Financial Measures This presentation includes 'non-GAAP financial measures. These non-GAAP financial measures are not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), and may not be comparable to similarly-titled measures presented by other companies or to third-party expectations, nor should they be construed as an alternative to other financial measures determined in accordance with GAAP. Refer to the Appendix for a reconciliation of those non-GAAP financial measures to the most directly comparable GAAP measures. The logos and trademarks in this presentation are the property of their respective owners and are used for reference purposes only. 3

— INVESTOR DAY 2022 Procore’s Opportunity Tooey Courtemanche | Founder, President, & CEO

The Construction Industry Is Massive … $11T 13% 7% 2.5Tft² $15T global construction of global GDP of global workforce est. square footage of est. global construction spend in 2020 in 2017 in 2017 new construction in the spend in 2030 next 40 years Source: Oxford Economics: Future of Construction (September 2021) | McKinsey Global Institute: Reinventing Construction (February 2017) | UN Environment: Global Status Report (2017). 5 5

… And Has Continued to Grow Global Construction Spend (Indexed) Dot-Com Bubble Great Financial Crisis COVID-19 Index: 1995 = 100 (8 months) (18 months) (2 months) Feb 2009: Jun 1998: 1 ~$48B ~$217B ARRA bill transportation Nov 2021: bill ~$1.2T infrastructure bill Total Construction Spend 1 Note: Global construction spend data as of December 31, 2021. As of September 30, 2022, global construction spend data for 2022 was not available. Amount invested in transportation infrastructure as part of the American Recovery and Reinvestment Act (ARRA). Source: IHS Markit | National Bureau of Economic Research. 6

Construction Is Not a Monolith

Procore Focus Areas
Commercial
Infrastructure
Multi-Family / Mixed-Use Residential

U.S. Construction Spend (Indexed)


Index: 1993 = 100
Dot-Com Bubble (8 months)
Great Financial Crisis (18 months)
COVID-19 (2 months)
Jun 1998: ~$217B transportation bill
Feb 2009: ~$48B[1] ARRA bill
Nov 2021: ~$1.2T infrastructure bill
Within Residential
High Beta: Single-family, remodels
Low Beta: Multi-family, mixed-use
500
450
400
350
300
250
200
150
100
1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022
Total Construction Spend
Residential
Commercial[2]
Infrastructure[2]

Note: U.S. construction spend data as of August 2022. As of September 30, 2022, U.S. construction spend data for September 2022 was not available. Prior to 2002, U.S. construction spend data by sector only available on an annual basis. [1]Amount invested in transportation infrastructure as part of the American Recovery and Reinvestment Act (ARRA). [2]Commercial spend is defined as commercial, office, lodging, amusement & recreation, and manufacturing. Infrastructure spend is defined as all non-Residential and non-Commercial construction spend (e.g., healthcare, education, transportation, power, water). Source: U.S. Census Bureau | National Bureau of Economic Research.

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GCs & SCs Manage Diverse Portfolios U.S. General Contractor Electrical Specialty Contractor Multinational Based in the Northeast in Western Canada Fortune 500 Retail Owner Historic building renovation for a Outdoor university stadium with Ground-up construction of new hospital campus 1,800 capacity seating retail store location 2 Commercial office tower for new 300-unit luxury residential 14k-ft expansion of a private headquarters high-rise in Southern CA regional airport Industrial distribution warehouse 47-story commercial office building New seven-acre green facility in Miami, FL residential development Expansion of a regional office park Renovation and expansion of a fully Multi-level commercial with addition of new buildings occupied retail center office tower Data center buildout for one of the Expansion of a bulk shipping Open-air remodel of an existing largest cloud providers in the world terminal at a major BC port retail store location Residential Commercial Infrastructure 8

End Demand > Industry Supply U.S. Construction Spend vs. U.S. Construction Employment Dot-Com Bubble Great Financial Crisis COVID-19 Index: 1993 = 100 (8 months) (18 months) (2 months) Supply gap widening, partially attributed to technology advancement U.S. Construction Spend U.S. Construction Employment Note: U.S. construction spend and employment data as of August 31, 2022. As of September 30, 2022, U.S. construction spend and employment data for September 2022 was not available. Source: U.S. Census Bureau | U.S. Bureau of Labor Statistics | National Bureau of Economic Research. 9

Construction Is Highly Complex & Dynamic Residential Custom / Prototype Business Architect Owner Financier Mobile / Decentralized Workforce Multi-Family Engineer Complex Stakeholder Dynamics Retail General Insurer Contractor Working Capital Constraints Commercial Slow Payment Speed Mechanical Concrete Electrical Contractor Contractor Contractor Institutional High Insurance Costs Material Equipment Supplier Supplier Industrial Constant Change Plumbing Finishing Site Prep Contractor Contractor Contractor Healthcare 10

We Are Still in the Early Stages of Digitization


INDUSTRY DIGITIZATION INDEX
McKinsey&Company
DIGITIZATION SCALE
HIGH
LOW
SECTORS
Information & Communication Technology
Media
Professional Services
Finance and Insurance
Wholesale Trade
Advanced Manufacturing
Oil & Gas
Utilities
Chemicals & Pharmaceuticals
Basic Goods Manufacturing
Mining
Real Estate
Transportation & Warehousing
Education
Retail Trade
Entertainment & Recreation
Personal & Local Services
Government
Construction
Agriculture & Hunting

<2%

construction & infrastructure IT budget as a % of revenue, less than half of the total industry average of 3.6%[1]

<1%

annual growth rate in construction labor productivity over the past two decades, less than half the cross-industry average of 2.8%

$1.6T

potential to add $1.6T of global GDP annually from productivity gains

Note: [1]Based on a 2018 Deloitte survey of 624 global CIOs. Source: MGI Digital America: A Tale of the Haves and Have-Mores (December 2015) | McKinsey: The Next Normal in Construction (June 2020) | Deloitte Insights: CIO Insider - Reinvesting Tech Finance (January 2020) | McKinsey Global Institute: Reinventing Construction (February 2017).

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Lack of Digitization Has Led to Inefficiencies $500B+ 35% 20 mo. 80% 47% of global CO2 emissions cost of rework spent time construction avg. delay beyond avg. budget overrun generated by buildings and globally in 2018, professionals spend on original schedule for a typical large 2 construction in 2020 for a typical large non-residential construction 52% of which was non-optimal tasks 1 non-residential project caused by poor data & 1 construction project miscommunication 1 2 Note: Large infrastructure, mining, and oil and gas projects. Based on UN Environment Programme estimate for 2020 and include building operations, building materials, and other construction-related emissions. Source: FMI 2018 Industry Report: Construction Disconnected | McKinsey: Imagining Construction’s Digital Future (June 2016) | UN Environment Programme: 2021 Global Status Report for Buildings & Construction. 12

Catalysts Driving Construction to Digitize

Catalyst	Figure	Detail
Widespread Mobile Accessibility	~91%	of construction workers surveyed use a smartphone every day[1]
Labor Shortage Necessitates Increased Productivity	~375K	unfilled U.S. construction jobs[2]
	~650K	additional workers needed on top of normal pace of hiring in 2022 to meet demand[3]
Increasing Regulatory & Contractual Complexities	~11x	construction-related regulations, up from 463 in 1970 to 5,198 in 2017
Data is Underutilized	~96%	of all data goes unused in the engineering & construction industry[4]
COVID Accelerates Our Industry's Digitization	~2/3	of respondents believe that COVID-19 will accelerate industry transformation[5]

Note: [1] Based on JBKnowledge 2021 estimate. [2] Based on Associated Builders and Contractors analysis of data from the U.S. Bureau of Labor Statistics' Job Openings and Labor Turnover Survey for July 2022. [3] Based on Associated Builders and Contractors 2022 estimate. [4] Based on FMI 2018 estimate. [5] Based on a May 2020 McKinsey survey of 100 C-level construction executives. Source: JBKnowledge 2021 Construction Technology Report | Associated Builders and Contractors and U.S. Bureau of Labor Statistics | McKinsey: Strategy in the Face of Disruption - A Way Forward for the North American Building-Products Industry (February 2019) | FMI: Big Data = Big Questions for the Engineering and Construction Industry (2018) | McKinsey: The Next Normal in Construction (June 2020).

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It All Starts With Our Mission & Vision OUR MISSION + VISION Improve the lives of everyone in construction Connect everyone in construction on a global platform 14

Business Model Designed for the Industry VOLUME-BASED UNLIMITED USER MODEL SUBSCRIPTION PRICING ＋ Subscription basis for a fixed fee with pricing based on: ＋ No per-seat or per-user fee, so customers can invite all project participants to our platform ＋ Number and mix of products ＋ Annual construction volume contracted on our ＋ Encourages rapid, widespread adoption of our products platform and captures project information ＋ Annual or multi-year terms 15

The Construction Management Platform 16

Change Orders Illustrate the Need for Connectivity STOP GO PROGRESS IN THE FIELD Make Owner Decision Draft Create Review Revise Release SC General GC Bills Request for Request Change Budget & to Work on Owner Contractor Information for Quote Order Schedule Change Revise Budget & Specialty Identify Prepare SC Bills Schedule Issue Estimate GC Contractor Start Work Create & Architect / Validate Engineer New Design 17

Connecting Everyone on a Single Platform Prequalification Bid Management Estimating Design Coordination Project Management BIM Quality & Safety Field Productivity Workforce Planning Procore Pay Project Financials (Coming in 2023) Invoice Management Accounting Integrations Construction Analytics Intelligence 18

Devices Accounting Analytics BIM Climate Tech CRM Document Management APP MARKETPLACE Drones Estimating Open API & Takeoff access for customers and developers Facilities Field Management Communications 400+ App Marketplace integrations Field IT Productivity 95% of customers use at Legal & Portfolio least one integration Compliance Management 81% of customers use at Procurement Progress Quality & Safety Scheduling Site Cameras Time Tracking Tools & & Materials Documentation Equipment least two integrations Note: All statistics as of September 30, 2022. 19

Our Commitment to the Industry Investing through advocacy, education, and technology Prepare The Future Advocate For Provide Free Donate Workforce Inclusion Construction Education Product + Services 97% 13K+ 100K+ 800+ of accredited construction WiC champions on-demand Continuing nonprofit builders, undergraduate programs engaged to make Education courses have been educational institutions, 1 in the U.S. use Procore construction a global leader completed by construction and training centers have professionals to date free access to Procore in workforce equality 1 Note: All statistics as of September 30, 2022. In the U.S., Procore is used in 70/72 (97.2%) of accredited construction management undergraduate programs, as recognized by the American Council 20 for Construction Education (ACCE). Source: American Council for Construction Education (ACCE).

Why Construction Chooses Procore Construction Focus Easy Adoption We’re solely committed to this Our simple, mobile-enabled industry and the success experience will get your team of its people. up and running fast. Open Platform Agility Build with confidence and unlimited Plan, improve, and measure success users, where all your data, systems, while responding to opportunities and and partners are connected. challenges in real time. Best-in-Class Support Actionable Insights Including award-winning Professional Gain a better understanding of your Services, Customer Success and business with visibility across your Unlimited Support. people, process and profits 21

Delivering Powerful Customer Value Improving the Lives of Everyone in Construction 75% of customers surveyed agree Procore helps reduce rework 48% 90% of customers agree Procore improves field-to-office communication average increase in construction volume 15 days managed per person saved on the overall schedule of a typical project on average Note: Based on Procore survey of 2,687 customers conducted in 2022. Data includes responses from general contractors, specialty contractors, and owners of all sizes. Source: Procore 2022 22 ROI Report, “The ROI of Construction Technology”.

Best-In-Class Across the Board TrustRadius 2022 #1 in Project 2022 Best Construction Top 100 Software 2022 Best Places to Top Rated Award Management Management Companies of 2022 Work in 2021 Software 23 Source: TrustRadius | JBKnowledge | G2 | The Software Report | Glassdoor.

Procore’s Evolution Early Years Today Single App Platform 1 Stakeholder 3 Stakeholders 2021 Expanded to ASEAN 1 Country Global & MENA 2019 2018 Expanded to LATAM Expanded to UK 2021 Launched global ERP 2019 2018 Connector platform Announced Procore for 2016 and Prior Announced Procore for Owners Focused on the Specialty Contractors U.S. 2021 Launched Procore 2019 2018 Construction Network Acquired 2016 and Prior Launched Honest Buildings Serving General Field Productivity 2022 2021 Contractors Expanded to Launched 2020 2019 Central Europe 2018 Procore Estimating Acquired Esticom Launched Invoice 2016 2017 Launched Sage 100 Management Launched Procore Expanded to Canada Contractor integration 2022 2021 App Marketplace and Australia 2020 Launched Bid Acquired Levelset Acquired Avata 2019 Management 2.0 2018 Intelligence Acquired Launched Pre-2016 2017 2021 ConstructionBI Design Coordination Offered Project Expanded to Acquired LaborChart 2022 Management; multi-product offering 2020 Launched Offered Sage 300 with Quality & Safety & Launched Procore Workforce 2019 2018 2021 CRE integration Project Financials Analytics Management Launched Procore BIM Acquired Indus.ai Acquired BIManywhere 2016 2017 2018 2019 2020 2021 2022 Product & Tech Geography Stakeholder 24

— INVESTOR DAY 2022 Business & Financial Evolution Paul Lyandres | CFO

Business Evolution Early Years Today Comprehensive Single App Product & Tech Platform 1 Stakeholder 3 Stakeholders Stakeholder Enterprise Mid-Market Mid-Market Customer Size SMB 1 Country Global Geography 26

Product & Technology Evolution Single App Platform 2021 Launched global ERP Connector platform 2021 Launched Procore 2019 2018 Construction Network Acquired Launched Honest Buildings Field Productivity 2021 Launched 2020 2019 2018 Procore Estimating Acquired Esticom Launched Invoice 2016 Launched Sage 100 Management Launched Procore Contractor integration 2022 2021 App Marketplace 2020 Launched Bid Acquired Levelset Acquired Avata 2019 Management 2.0 2018 Intelligence Acquired Launched Pre-2016 2017 2021 ConstructionBI Design Coordination Offered Project Expanded to Acquired LaborChart 2022 Management; multi-product offering 2020 Launched Offered Sage 300 with Quality & Safety & Launched Procore Workforce 2019 2018 2021 CRE integration Project Financials Analytics Management Launched Procore BIM Acquired Indus.ai Acquired BIManywhere 2016 2017 2018 2019 2020 2021 2022 Product & Tech 27

Our Platform Investments...

$500M+

Cumulative Non-GAAP R&D expense since 2017

8

Acquisitions over five years

Note: All statistics as of September 30, 2022. All financial figures are non-GAAP. Non-GAAP operating expenses are calculated as operating expenses excluding stock-based compensation expense and amortization of acquired technology intangible assets. See the appendix at the end of this presentation for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

PROCORE

2022 Product & Technology Resource Allocation

For every 1 resource on Project Management:
3x resources on Financial Management


~2x
~1x
~1x
~3x
Preconstruction
Project Execution
Workforce Management
Financial Management
PARTNER ECOSYSTEM
Connected Workflows Through Integrations and Services
CONSTRUCTION INTELLIGENCE
Decisions Based On Connected Data and Insights
~3x
THE PROCORE PLATFORM
Shared Data Across Unlimited Users & Apps | Secure and Trusted Infrastructure | Mobile and Web

Note: Represents Product & Technology headcount allocation for 2022, inclusive of full-time employees, contractors, and leadership team.

28

… Have Evolved Our ARR Mix 80%+ Growth YoY 17% in Invoice Management of ARR from 50%+ Growth YoY Other in Analytics Other 15% Project Quality & 30%+ Growth YoY of ARR from Management Safety Quality & Safety 51% 30%+ Growth YoY of ARR from Project Management Project Financials 16% 30%+ Growth YoY of ARR from Project Financials Note: All statistics as of September 30, 2022. Growth rates reflect year-over-year growth for the quarter ending September 30, 2022. ARR breakdown by product excludes Levelset. See the 29 appendix at the end of this presentation for definition of ARR.

Customers Adopting More Products Customers with 4+ Products Represent 44% of Total Customers, Driving 70% of ARR 44% of 70% of customers ARR % of Customers % of Annual Recurring Revenue (ARR) Note: All statistics as of September 30, 2022. Percent of customers adopting products is based on “organic” customer count, which excludes the customers acquired from Levelset and Esticom. Levelset and Esticom customers will be included in our customer metrics when they are renewed onto standard Procore annual contracts or upon integration of the sales process. Levelset has more 30 than 3,000 customers as of September 30, 2022. See the appendix at the end of this presentation for definition of customer count and ARR. Products per Customer

Higher ARR via Additional Products Assuming No Additional Volume, No New Logos, No New Countries… 12% of customers Potential to Increase Total Annual Recurring Revenue (ARR) by 50%+ By Moving Customers from 1-5 Products to 6+ Products % of Customers Note: All statistics as of September 30, 2022. Percent of customers adopting products is based on “organic” customer count, which excludes the customers acquired from Levelset and Esticom. Levelset and Esticom customers will be included in our customer metrics when they are renewed onto standard Procore annual contracts or upon integration of the sales process. Levelset has more 31 than 3,000 customers as of September 30, 2022. See the appendix at the end of this presentation for definition of customer count and ARR. Products per Customer

Stakeholder Evolution 1 Stakeholder 3 Stakeholders 2021 Launched global ERP 2019 2018 Connector platform Announced Procore for Announced Procore for Owners Specialty Contractors 2021 Launched Procore 2019 2018 Construction Network Acquired 2016 and Prior Launched Honest Buildings Serving General Field Productivity 2021 Contractors Launched 2020 2019 2018 Procore Estimating Acquired Esticom Launched Invoice 2016 Launched Sage 100 Management Launched Procore Contractor integration 2022 2021 App Marketplace 2020 Launched Bid Acquired Levelset Acquired Avata 2019 Management 2.0 2018 Intelligence Acquired Launched Pre-2016 2017 2021 ConstructionBI Design Coordination Offered Project Expanded to Acquired LaborChart 2022 Management; multi-product offering 2020 Launched Offered Sage 300 with Quality & Safety & Launched Procore Workforce 2019 2018 2021 CRE integration Project Financials Analytics Management Launched Procore BIM Acquired Indus.ai Acquired BIManywhere 2016 2017 2018 2019 2020 2021 2022 Product & Tech Stakeholder 32

New Products Attract New Stakeholders General Contractors Specialty Contractors Owners Delivering projects on time Getting labor, equipment, and materials in Creating value across and on budget the right place at the right time a portfolio of investments Top 5 Pain Points Addressed by Procore Products Project Management (Pre-2016) Field Productivity (2018) Project Financials (2017) 1 * * Workforce Planning (2022) Analytics (2020) Project Financials (2017) 2 * Estimating (2021) Project Management (Pre-2016) Quality & Safety (2017) 3 Invoice Management (2019) Project Management (Pre-2016) Bid Management 2.0 (2022) 4 * Quality & Safety (2017) Analytics (2020) Project Financials (2017) 5 33 * Accelerated by strategic M&A

GTM Investments in Stakeholders … Early Days Today ~55% 100% of Sales Team of Sales Team General Contractors Focused on Focused on General Contractors General Contractors ~20% of Sales Team Specialty Contractors Focused on Specialty Contractors ~25% of Sales Team Owners Focused on Owners 34 Note: Represents sales distribution headcount allocation for 2022.

Other … Have Evolved Our ARR Mix 3% of ARR from Other 22% ~40% Growth YoY of ARR from Owners Owners General Contractors 61% Specialty 30%+ Growth YoY Contractors of ARR from 14% General Contractors ~40% Growth YoY of ARR from Specialty Contractors Note: All statistics as of September 30, 2022. Growth rates reflect year-over-year growth for the quarter ending September 30, 2022. ARR breakdown by stakeholder excludes Levelset. See the 35 appendix at the end of this presentation for definition of ARR.

Connecting All Stakeholders in Construction GENERAL CONTRACTORS SPECIALTY CONTRACTORS OWNERS 36

GTM Investments Upmarket & Downmarket …

Annual Construction Volume (ACV)

Segment	ACV	Early Days	Today
Enterprise	$100M+		~30% of Sales Team Focused on **Enterprise**
Mid-Market	$20M - $100M	100% of Sales Team Focused on **Mid-Market**	~40% of Sales Team Focused on **Mid-Market**
SMB	$2.5M - $20M		~30% of Sales Team Focused on **SMB**

$100M

$20M

PROCORE

Note: "ACV" represents Annual Construction Volume. Represents sales distribution headcount allocation for 2022.

37

… Have Evolved Our ARR Mix … 15% 35%+ Growth YoY of ARR from SMB Customers SMB (ACV: $2.5-20M) Enterprise (ACV: $100M+) Mid-Market 55% (ACV: $20-100M) 30% 35%+ Growth YoY of ARR from 35%+ Growth YoY of ARR from Enterprise Mid-Market Customers Customers Note: All statistics as of September 30, 2022. Growth rates reflect year-over-year growth for the quarter ending September 30, 2022. ARR breakdown by customer segment excludes Levelset. 38 “ACV” represents Annual Construction Volume. See the appendix at the end of this presentation for definition of ARR.

... And Expanded Large Customers

1,436 $100K+ ARR Customers


Other
Owners
Specialty Contractors
General Contractors

Growing **40%+ YoY**
Comprising **~10%** of Total Customers

41 $1M+ ARR Customers


Owners
Specialty Contractors
General Contractors

Growing **70%+ YoY**
Comprising **<1%** of Total Customers

Note: All statistics as of September 30, 2022. Growth rates reflect year-over-year growth for the quarter ending September 30, 2022. Number of $100K+ and $1M+ ARR customers is based on "organic" customer count, which excludes the customers acquired from Levelset and Esticom. Levelset and Esticom customers will be included in our customer metrics when they are renewed onto standard Procore annual contracts or upon integration of the sales process. Levelset has more than 3,000 customers as of September 30, 2022. See the appendix at the end of this presentation for definition of customer count and ARR.

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Geographic Evolution 1 Country Global 2021 Expanded to ASEAN & MENA 2019 2018 Expanded to LATAM Expanded to UK 2021 Launched global ERP 2019 2018 Connector platform Announced Procore for 2016 and Prior Announced Procore for Owners Focused on the Specialty Contractors U.S. 2021 Launched Procore 2019 2018 Construction Network Acquired 2016 and Prior Launched Honest Buildings Serving General Field Productivity 2022 2021 Contractors Expanded to Launched 2020 2019 Central Europe 2018 Procore Estimating Acquired Esticom Launched Invoice 2016 2017 Launched Sage 100 Management Launched Procore Expanded to Canada Contractor integration 2022 2021 App Marketplace and Australia 2020 Launched Bid Acquired Levelset Acquired Avata 2019 Management 2.0 2018 Intelligence Acquired Launched Pre-2016 2017 2021 ConstructionBI Design Coordination Offered Project Expanded to Acquired LaborChart 2022 Management; multi-product offering 2020 Launched Offered Sage 300 with Quality & Safety & Launched Procore Workforce 2019 2018 2021 CRE integration Project Financials Analytics Management Launched Procore BIM Acquired Indus.ai Acquired BIManywhere 2016 2017 2018 2019 2020 2021 2022 Product & Tech Geography Stakeholder 40

GTM Investments to Expand Internationally … International Non-GAAP Sales & Marketing (S&M) Expense and Revenue (as % of Total) 44%+ Growth YoY in 2022 YTD on a constant 1 currency basis Int’l S&M (as % of Total) Int’l Revenue (as % of Total) Note: All financial figures are non-GAAP. Shows fiscal year international non-GAAP Sales & Marketing expense as a % of total non-GAAP Sales & Marketing expense, and international revenue as a % of total revenue. Non-GAAP operating expenses are calculated as operating expenses excluding stock-based compensation expense and amortization of acquired technology intangible assets. See the appendix at the end of this presentation for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. 1 Growth rate reflects year-over-year growth for 2022 year-to-date ending September 30, 2022. Constant currency international revenue growth is derived by applying the current period average quarterly exchange rate to the prior period results, rather than the actual exchange rates in effect during that period. 41 Expanding to Multiple Countries & Regions

… Have Evolved Our ARR Mix 15% 85% LATAM International U.S. ARR ARR SE Asia MENA Other 40%+ Growth YoY on a constant 1 currency basis 1 Note: All statistics as of September 30, 2022. ARR breakdown by geography excludes Levelset. See the appendix at the end of this presentation for definition of ARR. Growth rate reflects year-over-year growth for the quarter ending September 30, 2022. Constant currency international revenue growth is derived by applying the current period average quarterly exchange rate to the 42 prior period results, rather than the actual exchange rates in effect during that period. Canada ANZ Europe

Significant Market Opportunity

Pursuing a $9T+ Annual Construction Volume (ACV) Opportunity

Region	U.S.	Europe	APAC	Canada	LATAM	MENA
Primary Countries Served*						
Annual Construction Volume	$1.4T+	$1.1T+	$740B+	$180B+	$150B+	$150B+
"Triple TAM" (GC + SC + Owner)	X 2.5 *(Majority of Spend Flows Through All Three Stakeholders)*					
Total TAM Volume	U.S.: ~$3.6T+	International: ~$5.9T+				

*** Excludes markets to which Procore is selling via inbound demand. Additionally, Procore has projects running on the platform in 150+ countries.***

PROCORE

Note: "ACV" represents Annual Construction Volume. ACV and logo estimates by region are based on Procore calculations. See the appendix at the end of this presentation for more information.

43

Early Innings of Market Penetration

<1% of Logos and <6% of Annual Construction Volume (ACV) Captured in Primary Countries Served


Logo Capture
<2%
Volume Capture
<14%
U.S. GC
Volume Capture:
<25%
Logo Capture
<1%
Volume Capture
<2%

U.S. TAM Volume: ~$3.6T+

International TAM Volume: ~$5.9T+

Note: Penetration rates do not reflect any volume captured outside of primary countries served.

Note: "ACV" represents Annual Construction Volume. ACV capture rates reflect construction volume run by customers on Procore products as of September 30, 2022, as a percentage of the total estimated ACV in Procore's addressable markets. Logo capture rates reflect our customer count as of September 30, 2022, as a percentage of the total estimated number of logos in Procore's addressable markets, where the number of customers is defined as the number of entities that have entered into one or more subscriptions with us that have recurring charges for which the term has not ended as of September 30, 2022, or that which we are negotiating a subscription renewal for, and excludes the customers acquired from Levelset and Esticom. Levelset and Esticom customers will be included in our customer metrics when they are renewed onto standard Procore annual contracts or upon integration of the sales process. Levelset has more than 3,000 customers as of September 30, 2022. ACV and logo estimates by region are based on Procore calculations. See the appendix at the end of this presentation for more information.

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44

New Logo vs. Expansion → Balanced Growth 2022 YTD Gross New ARR ~50% ~50% Expansion New Logo 45 Note: All statistics as of September 30, 2022. Gross new ARR breakdown by new logo and expansion excludes Levelset. See the appendix at the end of this presentation for definition of ARR.

We Can Land-And-Expand With GCs ...

U.S. Enterprise General Contractor Based in the Midwest



55% CAGR Since Land
4 to 9 Products in 4 Years
~$325K ARR
Initial land with Project Management, Quality & Safety, Project Financials, and Invoice Management
4 total products
~$325K
+$290K
Volume expansion
+$450K
Volume expansion
+$75K
Added Design Coordination & BIM
+$910K
Volume expansion + Added Analytics, Prequalification & Premier Support
+$850K
Volume expansion
~$3M ARR
9 total products
~$3M
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
Today
Annual Recurring Revenue (ARR)

PROCORE

Note: All statistics as of September 30, 2022. See the appendix at the end of this presentation for definition of ARR.

46

… As Well As With Owners …

Global Provider of Large-Scale Data Center Campuses


200% CAGR Since Land
1 to 9 Products in 3 Years
~$60K ARR
Initial land with
Project Management
1 total product
~$60K
+$240K
Volume expansion +
Added Quality & Safety
+$820K
Volume expansion + Added
Analytics, Project Financials,
Invoice Management,
Accounting Integrations
+$540K
Volume expansion + Added
Design Coordination, Bid
Management, Training Center
~$2M ARR
9 total products
~$2M
Year 1
Year 2
Year 3
Year 4
Today
Annual Recurring Revenue (ARR)

PROCORE

Note: All statistics as of September 30, 2022. See the appendix at the end of this presentation for definition of ARR.

47

… Which Improves Retention Rates Strong expansion NRR Headwind momentum 2018: COVID Introduction of “pooled” volume contracts 48 Note: All statistics as of September 30, 2022. See the appendix at the end of this presentation for definition of retention rates. ANYTHING PRE-Q1’20 IS FROM LOOKER, DIFFERENT METHODOLOGY THAT SUSAN CANNOT BACK INTO WITH PDP

Durable Revenue Model $715M Total RPO as of Q3’22, Illustrative Annual Customer Contract: 70% of which is short-term ＋ Total Contract Value / ARR: $1M ＋ 1-year annual contract Q1 Q2 Q3 Q4 TOTAL % of Volume Deployed 5% 10% 40% 45% 100% Revenue Recognized $250K $250K $250K $250K $1M 38% Illustrative Multi-Year Customer Contract: of ARR on multi-year contracts ＋ Total Contract Value / ARR: $3M / $1M ＋ 3-year pooled volume contract YEAR 1 YEAR 2 YEAR 3 TOTAL % of Volume Deployed 20% 30% 50% 100% Revenue Recognized $1M $1M $1M $3M 20 months dollar-weighted average % of Volume Deployed 10% 20% 70% 100% contract length Revenue Recognized $1M $1M $1M $3M Note: All statistics as of September 30, 2022. Multi-year contracts are defined as contracts greater than 12 months in duration. Dollar-weighted average contract % of Volume Deployed 40% 20% 40% 100% length is calculated as a weighted average based on ARR. Percent of ARR on multi-year contracts and dollar-weighted average contract length excludes Levelset. Revenue Recognized $1M $1M $1M $3M See the appendix at the end of this presentation for definition of RPO and ARR. 49

cRPO More Accurate Than External Indicators



Procore Revenue & cRPO vs. U.S. Construction Indicators (Indexed)
Index: Q1'20 = 100
220
200
180
160
140
120
100
80
60
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22
Q2'22
Q3'22
Short-Term RPO Correlation to Revenue: r2 = 0.99
Median U.S. Construction Indicators Correlation to Revenue: r2 = 0.60
Revenue
Short-Term RPO
AIA ABI
Dodge Momentum
Dodge Starts
ABC Backlog Indicator
ABC Confidence Index

PROCORE

Note: Procore financial data as of September 30, 2022. U.S. construction indicator data as of August 31, 2022. As of September 30, 2022, U.S. construction indicator data for September 2022 was not available. See the appendix at the end of this presentation for definition of RPO. Source: American Institute of Architects (AIA) | Dodge Construction Network | Associated Builders and Contractors.

50

U.S. ~11x LTV:CAC Improving ~9x LTV:CAC Unit Economics International ~4x LTV:CAC Note: We calculate the lifetime value of our customers and associated customer acquisition costs for a particular year by comparing (i) Non-GAAP gross margin for the year * (one divided by the churn rate) to (ii) Non-GAAP direct sales and 51 marketing expense excluding overhead allocations divided by gross new Annual Recurring Revenue for the year.

Financial Trajectory


2019-2020: COVID
Growth impact
Margin expansion
2021: Recovery
Revenue growth trough
Investment "catch up" from COVID
2020-2021: Growth Acceleration
Additional "catch up" investments
Levelset integration
Revenue ($M)
Revenue YoY Growth
55%
$289
$400
38%
$515
29%
$709
38%
6 pts
revenue growth contribution from Levelset acquisition
FY19
FY20
FY21
FY22 Guidance
(High-End)
($60)
($3)
(1%)
($29)
(6%)
($78)
(11%)
(21%)
Includes margin headwind from Levelset acquisition
Non-GAAP Operating Loss
Non-GAAP Operating Margin
Trendline: ~350 bps of operating margin improvement per year

Note: 2022 estimates are based on the high end of company guidance range provided during the Q3'22 earnings call on November 2, 2022. All financial figures are non-GAAP. Shows fiscal year non-GAAP operating loss and non-GAAP operating loss as a % of revenue. Non-GAAP operating expenses and operating margin are calculated as operating expenses excluding stock-based compensation expense and amortization of acquired technology intangible assets. See the appendix at the end of this presentation for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

PROCORE
52

Building Blocks of Value Creation Customer Value Creation FinTech International Expansion Owners Specialty Contractors General Contractors 53 TAM Multiplier New Logo Growth Expand Construction Volume Expand Product Adoption Generate Network Effects Improve Unit Economics Shareholder Value Creation

— INVESTOR DAY 2022 Our Next Evolution Tooey Courtemanche | Founder, President, & CEO

Well-Positioned For the Next Evolution Today Future Comprehensive Connected MORE DATA Platform Platform GREATER VALUE 3 Stakeholders Payments MORE USERS FOR CUSTOMERS Enterprise Materials Mid-Market Financing SMB MORE PROJECTS MORE CUSTOMERS Global Insurance 55

Procore’s Unique Advantages Payments All-Inclusive, Integrated Platform End-to-end platform capturing all information & (Coming in 2023) documentation required to pay & get paid Problem Statement: Invoicing & Compliance Solutions Existing capabilities in invoicing & lien rights management that compliment and surround Creating & managing invoices is payment processes time-consuming and inefficient Compliance workflows to release payment Large, Captive Audience are highly complex Large customer & collaborator base signaling high demand for single payments system Slow payment speed Future Monetization Opportunities Potential to serve and obtain value from Payors (coming in 2023), Payees, Early Pay, etc. 56

Procore’s Unique Advantages Materials Financing Large, Captive Audience (Recently Launched) Huge audience of cash-strapped contractors across our customer and collaborator base Problem Statement: Mismatch in payment timing creates working capital constraints Data-Driven Underwriting Proprietary data providing unprecedented insight into the full “payment chain” of a project Limited credit history & difficulty accessing traditional sources of capital Lack of capital leads to fewer bids and constricts the specialty contractor’s Lien Rights Capabilities ability to grow Expertise and automation of lien rights enables asset-secured financing 57

Procore’s Unique Advantages Insurance Distribution & Brand (Future Opportunity) Trusted brand and relationships with 14K+ customers and millions of users Problem Statement: Insurance processes are still highly manual and time-consuming Risk Intelligence Data Industry data from software that is proprietary and valuable for risk evaluation Complex insurance landscape with multiple coverage policies required Insurance represents huge cost burden to contractors given limited visibility of Bundling Opportunities insurance carriers Unique opportunity to offer SaaS products together with an insurance solution 58

Connected Platform Strategy 59

Break

— INVESTOR DAY 2022 Connected Platform Wyatt Jenkins | SVP, Product

Connected Platform Strategy Architects & General Specialty Material Owners Engineers Contractors Contractors Suppliers PROCORE CONSTRUCTION NETWORK Project Workforce Financial Preconstruction Execution Management Management PARTNER ECOSYSTEM Connected Workflows Through Integrations & Services CONSTRUCTION INTELLIGENCE Decisions Based On Connected Data & Insights THE PROCORE PLATFORM Shared Data Across Unlimited Users & Apps | Secure & Trusted Infrastructure | Mobile & Web 62

Every Project Is Increasingly Complex & Unique Residential Custom / Prototype Business Architect Owner Financier Mobile / Decentralized Workforce Multi-Family Engineer Complex Stakeholder Dynamics Retail General Insurer Contractor Working Capital Constraints Commercial Slow Payment Speed Mechanical Concrete Electrical Contractor Contractor Contractor Institutional High Insurance Costs Material Equipment Supplier Supplier Industrial Constant Change Plumbing Finishing Site Prep Contractor Contractor Contractor Healthcare 63

The Construction “Value Chain” Construction Project in Procore ModelsPhotos DrawingsSpecificationsData Prime Sub Contract Contract Bids Bids Bid Bid General Specialty Owner Contractor Contractors Bid Bid Bid Bid Private Company Budget Project Budget Private Company Budget Private Company Budget 64

The Construction "Value Chain"


Construction Project in Procore
Models
Photos
Drawings
Specifications
Data
Prime Contract Bids
Sub Contract Bids
Bid
Owner
Project Financials
Project Management
Analytics
Bid Management
Private Company Budget
Project Budget
General Contractor
Project Management
Project Financials
Quality & Safety
Invoice Management
Private Company Budget
Specialty Contractors
Workforce Planning
Estimating
Field Productivity
Project Financials
Private Company Budget

PROCORE 65

Construction Flywheel Everything we do powers the construction flywheel Bidding Network Invite Collaborators Invoicing Design Coordination 66

Illustrative Customer Story Collaborator Conversion John Superintendent | ECO Concrete Growing Your Business as a Specialty Contractor The journey of a collaborator going from discovery to becoming a lifelong customer 67

Day 1 Specialty Contractor ECO Concrete Discovering the Procore Construction Network ECO Concrete discovers the Search by trade or business (e.g ‘Plumbing’ or ‘Concrete’) Clermont, FL List Your Business Login Procore Construction Network (PCN) SC Industrial Concrete Send Message COMMERCIAL RESIDENTIAL Masonry Explores the PCN & claims the List Your Business +1-407-654-6100 listing for their business Industrial Concrete is a Specialty Contractor that serves the Clermont, FL area and specializes in Masonry. 6135 SR-50 Suite 203 Clermont, FL 34711 +1-407-654-6100 Sees other projects on the PCN Area of Coverage and opportunities for new work You might also be interested in ECO Concrete COMMERCIAL RESIDENTIAL Masonry • Finishes CKS Masonry and Concrete COMMERCIAL RESIDENTIAL Masonry • Concrete Xquare Building Solutions COMMERCIAL Masonry • Concrete Browse Other Trades In Orlando, FL 68

Day 1

Specialty Contractor
ECO Concrete

Prequalifying Your Free Procore Account

ECO Concrete uses their Procore account to complete their business profile

Now they can manage projects, respond to bids, and invite their team to Procore

ECO Concrete also becomes Procore Prequalified, helping them stand out from other businesses


ECO Concrete
COMMERCIAL
RESIDENTIAL
Concrete
Procore
Prequalified
2022


PROCORE
Home
Projects
Bid Board
Directory
ECO Concrete
Become Procore Prequalified
Stand out from the rest by filling out an online from in 10 minutes or less
Prequalify
Recent Projects
View All
Vortex Business Center
27 W Forest Meadows St, Flagstaff,
1 OPEN ITEM
2827 Manor
2827 Manor Rd., Austin, TX 78722
2 OPEN ITEMS
Austin Convention Center Re...
500 E Cesar Chavez St, Austin, TX
1 OPEN ITEM
Recent Bids
There Are No Active Bids Right Now
Bids is where you can easily respond to, manage, and track your bids in once place. Once you're invited to bid on projects, you can access them here.
Estimate for Free
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ABC Construction
6033 6th Street
Austin, TX 78724
View Public Profile
Edit Company Info
Connected Companies

PROCORE
69

Day 1

Specialty Contractor
ECO Concrete

Unlocking the Power of Bid Board

ECO Concrete can respond to any bid from other Procore users

They can also add and manage any of their bids outside of Procore


PROCORE
Home
Projects
Bid Board
Directory
ECO Concrete
Bid Board
Invitations
Submitted
Archived
Search
Filter
1-3 of 3
Page: 1
Bid Package
Project
Company
Bid Due Date
Status
Actions
BP04 Electrical - Bac...
Concrete (via Procore)
Ventura Convention Center
151 Armstrong Avenue, Ventura, CA 93003
Vertigo Construction
r.trask@vertigoconstruction.com
Thu. Mar 31 at 12:00 PM PST
Due in 4 days
WILL BID
North Building - 8876
Concrete (via Procore)
Gables Park Plaza
907 Christopher Street, Austin, TX 78704
Five-Star Construction
jimsmith@five-star.co
Fri. April 1 at 3:30 PM PST
Due in 5 days
WILL BID
Main Building Floor 2
Concrete (via SmartBid)
Vortex Business Center
500 E Cesar Chavez St, Austin, TX 78701
Turner
chris@turner.com
Mon. April 5 at 4:30 PM PST
Due in 9 days
UNDECIDED
Houston Main Building
Concrete (via Building Con...
Stonebridge
1240 W Orem Dr, Houston, TX 77047
United Construction
beverly.hsu@unitedco.com
Mon. April 11 at 1:30 PM PST
Due in 14 days
WILL BID
Foundation
Concrete (via Procore)
Terra Bella Health
12262 Cityscape Ave, Houston, TX 77047
ABC Construction
r.trask@vertigoconstruction.com
To be determined
UNDECIDED
Import from SmartBid
Select the bids to import into Procore
Main Building Floor 2
Vortex Business Center • Turner
Main Building Floor 3
Vortex Business Center • Turner
BP-1 Site Construction
Convention Center • HM General
Concrete Package
Omni Hotel • All Star Construction
Cancel
Confirm

PROCORE

70

Day 4 Specialty Contractor ECO Concrete More Bids from the Network Now, ECO Concrete is searchable on Vertigo Construction Procore HMA Medical Center More companies are inviting the company to bid on work Invited to Bid Vertigo Construction has invited you to bid on project HMA Targeted bid from a company ECO has not Medical Center. worked with Submit Bid in Procore Download Files Let Vertigo Construction know if you intend ECO Construction to bid on this project: Invite to Bid Concrete Prequalified Network Will Bid Will Not Bid Bid Package Name HMA Medical Center - Main Building Concrete Instructions for Bidding For help with submitting a bid, please visit Procore's bidding support page. If you need assistance accessing the bidding documents, please email Procore's 71

Day 6 Specialty Contractor ECO Concrete Test Driving Automated Takeoff Procore contextually offers ECO Concrete a chance to try its new estimating tool Estimating, please wait... Step 3 / 16: Analyzing specifications Home Projects Bid Board Directory ECO Construction Run in background ECO Concrete is eligible for Bid Board Cancel Auto-Estimating Checkpoints five free Auto Take Off Here is a list of all automated steps the Estimating AI Add Takeoff Export accomplished for you. Feel free to drill in any step and review the results. You’ll be navigated to related UI for the step review. estimating experiences Robo-Estimating Settings Takeoff Estimate Bid Search... FOUNDATION-DR-A-101 - Ground Level Rev 1 +12 Takeoffs Drawings ECO Concrete gives Auto Take Search Layer Name Takeoff Off a try 4 5.87 ft 12 Estimate 14.36 ft 14.36 sqft 34 234.246 ft 100% 72 34.20 sq ft Bid

Day 6

Specialty Contractor
ECO Concrete

The Upsell – In Just a Few Clicks

After trying Auto Take Off, ECO Concrete is impressed

ECO Concrete buys Estimating


Upsell
Estimate for Free
Esticom is now part of Procore. Take a closer look with a fully functional free trial, no credit card required. Start your free 14-day trial by setting up your account.
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Procore Estimating
Faster takeoff, more accurate estimating, and more competitive bids.
Buy Procore Estimating
Features
Bid Management
Plan Markup
Takeoff
Estimating
Autocount
Plan Revisions
Customer Facing Quotes

PROCORE
73

Day 12

Specialty Contractor
ECO Concrete

Winning a Major Bid with Procore

ECO Concrete accelerates their bidding process with Procore

ECO Concrete wins a bid with HMA Medical Center

Procore contextually promotes Levelset's financial services


Buy Materials
Online Payments
Deposits
Job Info
Customer Info
Job Created Date
Contract Amount
Cash Offer
HMA Medical Center
15027 N 15th Dr,
Phoenix, AZ 85023
ECO Concrete
05/24/2022
$3,000,000
Get Materials
Preapproved
$3,000,000
Get Materials
Get Materials
Get Materials
Upsell


Vertigo Construction
HMA Medical Center
YOUR BID HAS BEEN AWARDED
Awarded Bid for Concrete & Foundation on HMA Medical Center
Submitted Bid
AWARDED BID
Total
$3,000,000.00
View Bid
Would you like to receive materials financing for $3M to help you get started?
Materials financing through Levelset, A Procore company.
Apply Now
LEVELSET
A PROCORE COMPANY

PROCORE
74

Day 14 Specialty Contractor ECO Concrete Connecting Drawings to Drive Work Forward Work kicks off on the HMA Project Home Projects Bid Board Directory Drawings ECO Concrete Medical Center ECO Concrete uses Procore to connect the project drawings to their Source Drawing Update account Issue of construction (10/12/2023) Last updated today at 9:40 AM Connected Project Drawing No. Drawing Title Revisions Drawing Date Receive Date Set Everyone is now working off of the A003 LIFE SAFETY PLANS 1 10/12/2023 10/12/2023 Eng Revision latest version of the drawings A100 ARCHITECTURAL SITE PLAN 0 10/12/2023 10/12/2023 Eng Revision A112 FIRST FLOOR - ANNOTATED PLAN 2 10/12/2023 10/12/2023 Eng Revision Source Drawings Update Ready to publish 14 sheets require your attention Review & Publish 75

Day 14 Specialty Contractor ECO Concrete Offering Drawing Features Everyone Needs ECO Concrete needs a more robust markup tool Create Drawings Search Drawings RFI Procore offers a Markup option Punch Item Downloaded Status Type that allows everyone on the team Observation Sort by to see changes quickly & easily Delete Markup Drawings • Concrete FOUNDATION-DR-A-101 Ground Level • Foundation Published SK Rev 6 Upsell Drawings • Concrete FIRST-FLOOR-201 First Floor • Annotated Plan Published SK Rev 4 Tools Drawings Create Dashboard Settings 76

Day 60

Specialty Contractor
ECO Concrete

Three Months Later... Procore Pay Speeds Up the Process

Once the HMA build is complete, it's time to get paid

ECO Concrete submits an invoice

With their Procore Pay account already set up, they get paid ASAP



PROCORE
Home
Projects
Bid Board
Directory
Drawings
ECO Concrete
Procore Wallet
Balance
Transfer Money
$116,092.68
Available
$278,537.82
Current
+$230,846.03
Deposits this month
-$192,331.58
Withdrawals this month
Transactions
Sort
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Group
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Pending
Bank of America Business Checking (...5427)
External account
-$364,295.18
12/4/21
Top Hill Builders
MCC - Marshall Convention Center
+$8,052.92
$364,295.18
Hook Construction
DP - Docks at the Pointe
+$97,402.40
$356,242.26
Transfer Money
To Account *
SE Region (...1850)
Date
12/ 01/ 2021
Amount
Available balance: $116,092.68
Custom amount:
$ 0.00
Transfer Speed
1-3 business days
FREE
Instant
0.1%
$100 max
= $100.00
Cancel
Schedule Transfer

PROCORE
77

Day 60 Specialty Contractor ECO Concrete Targeting Specialty Contractors for Workforce Management Data on ECO Concrete’s bid volume and activity helps Procore More smart recommendations - like Workforce Management - can be made throughout the experience All of the recommendations are contextual – and actually help the customer Upsell 78

Benefits To Our Customer Stakeholders Owners General Contractors Specialty Contractors MICHAEL TURNER | Oxford Properties Group JIM RUBEL | Summit Design + Build NORMA GOMEZ | Dolan Concrete Creating value across a portfolio Delivering projects on time and Getting labor, equipment, and materials of investments. on budget. in the right place at the right time. 79

— INVESTOR DAY 2022 Deep Dive: Specialty Contractors Will Lehrmann | VP, Product

Specialty Contractor Market Specialty contractors are the “backbone” for the industry (e.g., electrical, plumbing, concrete) Specialty contractors make up the majority of the companies and workforce in construction Specialty contractors are responsible for labor, equipment, materials, and project execution 81

Managing process & systems change Industry Challenges Tighter timelines & increased complexity Decrease in DIGITAL productivity ~650K TRANSFORMATION additional workers Leading to higher needed on top of PROJECT normal pace of hiring in material costs COMPLEXITY 1 2022 to meet demand LABOR SHORTAGE SUPPLY CHAIN 1 Note: Based on Associated Builders and Contractors 2022 estimate. Source: Associated Builders and Contractors and U.S. Bureau of Labor Statistics. 82

— TOP PRIORITIES FOR SPECIALTY CONTRACTORS Predictability & Profitability from Day One + Project pursuit & winning work + Streamline takeoff & estimating + Build accurate estimates + Free up time & win more bids + Forecast labor & material needs + Seamlessly transition to Project Execution “Without Procore Estimating, it took much more time to populate and create an estimate, up to 75% longer https://www.procore.com/casestudi depending on the size of the project.” es/dmi-technologies Allan Throneberry VP Sales & Marketing, DMI Technologies 83

— TOP PRIORITIES FOR SPECIALTY CONTRACTORS Project Execution & Empowering the Field + Get the right information to the field + Ensure quality construction + Simplify daily reporting & jobsite tracking + Manage project change + Optimize labor productivity “There is no roaming the jobsite in search of an answer; you’re carrying all the detailed project information —formerly tens of thousands of sheets of paper—in the https://www.procore.com/casestudi palm of your hand. We want our specialized craft labor es/auburn-mechanical to focus on production and quality and safety, and not have questions about how the building comes together.” Justin Pritchett Division Manager, Auburn Mechanical 84

— TOP PRIORITIES FOR SPECIALTY CONTRACTORS Managing the Workforce & Labor Productivity + Jobsite safety + Labor scheduling & allocation + Tracking labor productivity & costs + Effective communication with the workforce “With just the Timesheets Tool alone, I'm able to save 6 different project managers 6 hours a week. I assure you https://www.procore.com/casestudi es/able-communications that amount is well over the price I pay for Procore in totality.” Brandon Lopez Chief Operations Officer, ABLe Communications 85

— TOP PRIORITIES FOR SPECIALTY CONTRACTORS Financial Oversight & Profitability + Gain financial visibility + Control project budgets + Identify financial insights & risks + Ensure project profitability + Seamless financial data flow “The data that we're getting now makes us so much more dangerous, especially financially. With a rolling https://www.procore.com/casestudi es/green-mechanical forecast, we can make better decisions about billing and cash flow, so we can go out and get more work at the margins we need.” Wes Simpson CEO, Green Mechanical 86

Specialty Contractors Are Important for Our Mission & Vision OUR MISSION + VISION Improve the lives of everyone in construction Connect everyone in construction on a global platform 87

Construction Flywheel Procore is well-positioned to grow with Specialty Contractors Bidding Network Invite Collaborators Invoicing Design Coordination 88

Built on a Single, Connected Platform 89 89

CASE STUDY Monterey Mechanical Leverages Construction Tech to Attract and Retain Top Talent CHALLENGE SOLUTION Monterey Mechanical used a software solution to Procore offered a centralized platform that was manage projects but it didn’t offer mobile functionality accessible to all collaborators—from anywhere. in the field. Plus, employees stored documents on their Having a leading solution that was user-friendly also own devices which made collaboration difficult. helped the company attract and retain top talent. RESULTS With more efficient processes, All project information is consolidated each employee saves one day a into one centralized platform. week. “We're a 77-year-old company, but we like to think we're on the leading edge of what's going on. When Oakland, CA people hear that we're using Procore and we're doing different things with construction technology, they Specialty Contractor get excited about possibly coming to work for us.” Steel, Precast, and Mechanical Ed Moore, Division Manager, Monterey Mechanical Co. 90

CASE STUDY DCO Commercial Floors Nearly Doubles Growth With Construction Management Platform CHALLENGE SOLUTION DCO Commercial Floors was growing rapidly and Procore offered a single platform for all project needed to streamline its tech stack in order to information. Plus, with an unlimited user license and successfully scale the business. Plus, the team wanted powerful mobile capabilities, all collaborators could a solution that offered robust mobile capabilities, communicate in real time from anywhere—saving enabling seamless field-to-office communication. time and money. This also allowed them to easily scale as their team continued to grow. RESULTS 1.7x growth, from a $35M 1/2 the time to complete 3x increase in active users over a company to a $60M company, critical tasks 6-month period, with 83% of since implementing Procore active users on mobile Athens, GA “Procore is so user friendly. Teams know that Procore is going to make their job a lot easier—they’re going to be able to communicate better and do more. That makes our field team want to adopt Procore.” Specialty Contractor Commercial Flooring Jessica Harrison, Employee Development Manager, DCO Commercial Floors 91

CASE STUDY MEP Contractor Humphrey & Associates Discovers Procore Is Not Just a Tool for General Contractors Humphrey & Associates collaborated with project teams through their client’s Procore accounts. They liked the convenience and easy-to-use tools that automate processes such as RFIs and submittals, but as users within client accounts and not owning Procore themselves, they had minimal access and visibility to Procore’s full value. It was also imperative to Humphrey & Associates to own their project data so operational teams could recall it at any time, even long after the project ended. Having first-hand knowledge of the value Procore provided as a user, it was clear that purchasing their own account would grant them access to solutions they needed to run their business on their terms. RESULTS Saving 52 Days Data Ownership Collaborative Efficiency Humphrey & Associates estimates By owning 100% of their project data Humphrey & Associates can increase they save as much as a day per week they can better settle disputes, gain the productivity of their operations for a project manager over a year due insights into project performance, team by having their own Procore to having their own Procore account. improve efficiencies, and have greater account. PMs can go from managing control over financial profitability. $3.5M a year to $5M. “One way that I analyze the project manager's efficiency is based on the quantity of projects they can Dallas, TX manage simultaneously. Where a project manager once managed on average $3.5 million a year––with Procore they can manage $5 million a year. That means we didn't have to bring another person onto the Specialty Contractor payroll, or assign an assistant to help them out. They can do that by themselves because of the Mechanical, Electrical, Plumbing efficiency of Procore.” Contractor Jaeson Thornton, Vice President Dallas Electrical at Humphrey & Associates 92

— INVESTOR DAY 2022 Deep Dive: Owners Geoff Lewis | VP, Product

Every Project Begins With An Owner Residential Architect Financier Owner Multi-Family Engineer Retail General Insurer Contractor Commercial Mechanical Concrete Electrical Institutional Contractor Contractor Contractor Material Equipment Supplier Supplier Industrial Plumbing Finishing Site Prep Contractor Contractor Contractor Healthcare 94

Top Challenges for Owners 1 1 Finishing projects on budget 2 2 Finishing projects on time 3 Ensuring projects are done with high 3 quality Collecting information from other 4 parties (GCs, architects) 4 Managing these tasks at scale, 5 typically across many different regions 5 95

Owners have not been well-served by technology. 96 96

Different Owners Have Different Needs Low High Need for Construction Management Software “One-Off” Owners Owners Managing Large-Scale Construction Volumes ＋ Low need for software＋ High need for robust, comprehensive software ＋ Typically smaller in ＋ Typically upmarket size ＋ Ranges from commercial real estate developers to corporations managing ＋ Ad hoc projects large capex budgets to asset owners in the industrial, energy, and public sectors ＋ Represent small portion of TAM＋ Represent massive TAM 97

Procore Is Used by Owners of All Types COMMERCIAL CORPORATIONS & INDUSTRIAL & PUBLIC REAL ESTATE HEALTHCARE ENERGY SECTOR https://docs.google.com/presentation/d/1rJ0Ly nBpw8oDfERFlkok11_uZI0svzhchSgFxxW5LY s/edit#slide=id.gdff33fb903_2_2483 98

Owners Enhance Network Effects … OWNER MANDATES OWNER DECIDES TO PROCORE TO THE GC BUY PROCORE PROCORE OWNER FLYWHEEL GC INVITES OTHER OWNERS TO COLLABORATE IN GC USES PROCORE PROCORE 99

… Which Drive Key Advantages for Procore OWNER OWNER MANDATES DECIDES TO PROCORE TO THE GC BUY PROCORE GC INVITES OTHER GC USES OWNERS TO PROCORE COLLABORATE IN PROCORE STICKY CONNECTED COMPETITIVE PLATFORM ECOSYSTEM MOAT 100

CASE STUDY Boston Children’s Hospital Uses Procore to Reduce Risk and Increase Success in Capital Project Delivery CHALLENGE SOLUTION BCH’s ten year, $3B expansion plan was at risk due to Procore organized, digitized, and standardized every manual processes, non-integrated project data, and facet of BCH’s capital project delivery and integrated disconnected Excel-based cost control and financial directly with Oracle ERP, and Hyperion Capital reporting. Planning. RESULTS Real-time visibility into financial Construction data flows directly Key project documents — including and budget changes connects the into key business systems without RFIs, submissions, drawings, and field and office. manual entry. photos — are available from anywhere. “The project’s data—including its financial data—are standardized and digitized. We can go into a project Boston, MA in Procore to see exactly where the real-time spend is. Procore provides the right level of control to satisfy our internal team and external risk management assessments. It reduces risk, keeps everyone on Owner the same page, and allows us to spend more time on higher-value activities.” Healthcare Albert Nover, Finance and Contract Manager, Boston Children’s Hospital 101

CASE STUDY ENGIE North America Uses Procore as It Transforms to a New Business Centered Around Renewables CHALLENGE SOLUTION ENGIE NA has gone through a business transformation Implemented Procore to standardize the way all to become a renewable energy business and needed projects were run, including change orders, change to improve their ability to produce high quality projects events, observations, documents, and leveraging on time and within budget. Procore’s open API to securely integrate with other systems. RESULTS Reduction in change orders due to Provided increased efficiencies Visibility into health of entire better collaboration processes and through standardization. portfolio, to identify at-risk common information. projects and resolve issues early. “Having data and information at your fingertips has only shown how important it is California when you’re collaborating from the same platform and everyone’s looking at the Owner same information that enables it.” Renewables EPC & Developer Dulce Borjas, Chief Information and Digital Officer, ENGIE North America 102

CASE STUDY Whole Foods Speeds Up Renovation of Stores During COVID-19 CHALLENGE SOLUTION During the Pandemic, Whole Foods needed to Standardize on Procore for a consistent construction renovate and modernize its store experience across experience, no matter what construction needs to be all of its locations. done, by what contractors. RESULTS Whole Foods speeds up the Procore’s mobile solutions enable Custom reporting provides construction process with automated construction teams to work more leadership insight into drawing versions and revisions. efficiently. construction progress without manual manipulation of the data. What we’ve seen with Procore is the ability to pull custom reports very easily, automated, which gives us multitudes of different looks at the data and what it tells us. For us it’s a big Austin, TX time-save and a big resource save as far as the energy it takes to do all the work you have to Owner do, and the automation is a big factor. Retail Tony Lesley, Sr. Principal Construction Program Manager, Whole Foods 103

— PROCORE FOR OWNERS Procore Enables Owners to Scale, Collaborate, and Own Their Data in a Single Platform + Seamless collaboration in one platform + Data management across projects + Insights to improve decision making + Technology built for scale + Easy implementation & use 74% 45% 65% of Owners say Owners’ average of Owners say Procore makes increase in capital Procore improves their business projects/assets per their confidence in more scalable person cash flow projections Note: Based on Procore survey of 2,687 customers conducted in 2022. Data includes responses from general contractors, specialty 104 contractors, and owners of all sizes. Source: Procore 2022 ROI Report, “The ROI of Construction Technology”.

Executive Q&A

Thank You

— INVESTOR DAY 2022 Appendix

References and Definitions CUSTOMERS We define the number of customers at the end of a particular period as the number of entities that have entered into one or more subscriptions with us that have recurring charges for which the term has not ended, or that which we are negotiating a subscription renewal for. An entity with multiple subsidiaries, segments, or divisions, is defined and counted as a single customer, even if there are multiple separate subscriptions. With respect to our customer count metrics, we define organic to exclude the customers acquired from Levelset and Esticom, Inc. (“Esticom”). Levelset and Esticom customers will be included in our customer metrics when they are renewed onto standard Procore annual contracts or upon integration of the sales process. Levelset has more than 3,000 customers as of September 30, 2022. ANNUAL RECURRING REVENUE (ARR) We define ARR as the annualized dollar value of the recurring component of our term subscriptions. REMAINING PERFORMANCE OBLIGATIONS (RPO) Remaining performance obligations represent the contracted transaction price that has not yet been recognized as revenue, which includes deferred revenue and amounts under non-cancelable contracts that will be invoiced and recognized as revenue in future periods. RETENTION RATES To calculate our net retention rate at the end of a particular period, we first calculate the ARR from the cohort of active customers at the end of the period 12 months prior to the end of the period selected. We then calculate the value of ARR from the same cohort of customers at the end of the current period selected, giving effect to expansion, contraction, or churn from this group of customers over the 12 months preceding the end of the period selected. We then divide (a) the total current period ARR by (b) the total prior period ARR to calculate the net retention rate. To calculate our gross retention rate at the end of a particular period, we first calculate the ARR from the cohort of active customers at the end of the period 12 months prior to the end of the period selected. We then calculate the value of ARR from any customers whose subscriptions terminated and were not renewed during the 12 months preceding the end of the period selected, which we refer to as churn. We then divide (a) the total prior period ARR minus churn by (b) the total prior period ARR to calculate gross retention rate. 108

References and Definitions (Cont.) TOTAL ADDRESSABLE MARKET (TAM) AND CAPTURE RATES ACV and logo estimates by region are calculated by Procore based on data from the U.S. Census Bureau and international government statistics agencies, Oxford Economics estimates, and D&B Hoovers data. ACV capture rates reflect construction volume run by customers on Procore products as of September 30, 2022, as a percentage of the total estimated ACV in Procore’s addressable markets. Logo capture rates reflect our customer count as of September 30, 2022, as a percentage of the total estimated number of logos in Procore’s addressable markets, where the number of customers is defined as the number of entities that have entered into one or more subscriptions with us that have recurring charges for which the term has not ended as of September 30, 2022, or that which we are negotiating a subscription renewal for. We exclude general contractors and specialty contractors with annual revenues of less than $2.5 million and owners with less than $2.5 million in annual construction spend from our addressable market estimates given we do not actively market to those organizations. Our estimates are based on available data and are limited to the following countries: Australia, Brazil, Canada, France, Germany, Indonesia, Ireland, Italy, South Korea, Malaysia, Mexico, New Zealand, Philippines, Saudi Arabia, Singapore, Spain, Thailand, United Arab Emirates, United Kingdom. Please note that more countries are served than represented by our data. 109

GAAP to Non-GAAP Reconciliation

(dollars in thousands)	FY18	FY19	FY20	FY21	Q1'22	Q2'22	Q3'22
Revenue	**$ 186,396**	**$ 289,194**	**$ 400,291**	**$ 514,821**	**$ 159,516**	**$ 172,205**	**$ 186,429**
Reconciliation of gross profit and gross margin to non-GAAP gross profit and non-GAAP gross margin:							
GAAP gross profit	$ 148,995	$ 236,028	$ 328,628	$ 416,509	$ 126,184	$ 135,470	$ 148,650
Stock-based compensation expense	567	1,095	1,722	8,094	1,458	2,046	1,835
Amortization of acquired technology intangible assets	187	1,643	3,315	7,522	5,654	5,654	5,627
Employer payroll tax on employee stock transactions	0	7	7	457	81	68	99
Acquisition-related expenses	0	0	0	2	0	0	0
Restructuring related charges	0	0	127	0	0	0	0
Non-GAAP gross profit	**$ 149,749**	**$ 238,773**	**$ 333,799**	**$ 432,584**	**$ 133,377**	**$ 143,238**	**$ 156,211**
GAAP gross margin	**80%**	**82%**	**82%**	**81%**	**79%**	**79%**	**80%**
Non-GAAP gross margin	**80%**	**83%**	**83%**	**84%**	**84%**	**83%**	**84%**
Reconciliation of operating expenses to non-GAAP operating expenses:							
GAAP sales and marketing	**$ 112,723**	**$ 173,472**	**$ 189,032**	**$ 308,511**	**$ 93,915**	**$ 103,283**	**$ 109,608**
Stock-based compensation expense	(2,791)	(7,463)	(13,385)	(68,755)	(10,296)	(12,572)	(15,483)
Amortization of acquired technology intangible assets	(28)	(728)	(1,728)	(3,600)	(3,106)	(3,106)	(3,106)
Employer payroll tax on employee stock transactions	0	(71)	(205)	(2,325)	(608)	(317)	(682)
Acquisition-related expenses	0	0	0	(488)	(207)	(208)	(655)
Restructuring related charges	0	0	(1,824)	0	0	0	0
Non-GAAP sales and marketing	**$ 109,904**	**$ 165,210**	**$ 171,890**	**$ 233,343**	**$ 79,698**	**$ 87,080**	**$ 89,682**
GAAP sales and marketing as a percentage of revenue	**60%**	**60%**	**47%**	**60%**	**59%**	**60%**	**59%**
Non-GAAP sales and marketing as a percentage of revenue	**59%**	**57%**	**43%**	**45%**	**50%**	**51%**	**48%**

PROCORE

Note: Fiscal year ends on December 31 of each respective year. Numbers may not foot due to rounding.

110

GAAP to Non-GAAP Reconciliation (Cont.) (dollars in thousands) FY18 FY19 FY20 FY21 Q1'22 Q2'22 Q3'22 GAAP research and development $ 55,950 $ 87,022 $ 124,661 $ 237,290 $ 60,254 $ 63,822 $ 71,493 Stock-based compensation expense (2,380) (6,584) (12,930) (85,040) (13,008) (13,144) (17,758) Amortization of acquired technology intangible assets 0 0 (721) (2,674) (902) (895) (877) Employer payroll tax on employee stock transactions 0 (16) (88) (2,606) (1,027) (523) (638) Acquisition-related expenses 0 0 0 (1,348) (1,101) (1,090) (1,679) Restructuring related charges 0 0 (1,681) 0 0 0 0 Non-GAAP research and development $ 53,570 $ 80,422 $ 109,241 $ 145,622 $ 44,216 $ 48,170 $ 50,541 GAAP research and development as a percentage of revenue 30% 30% 31% 46% 38% 37% 38% Non-GAAP research and development as a percentage of revenue 29% 28% 27% 28% 28% 28% 27% GAAP general and administrative $ 35,365 $ 58,158 $ 73,465 $ 156,635 $ 43,152 $ 40,667 $ 39,362 Stock-based compensation expense (1,751) (4,096) (15,923) (65,272) (12,447) (6,133) (9,701) Employer payroll tax on employee stock transactions 0 (18) (272) (1,127) (545) (182) (304) Acquisition-related expenses 0 (1,218) (792) (7,442) (1,038) (1,081) (3) Restructuring related charges 0 0 (801) 0 0 0 0 Non-GAAP general and administrative $ 33,614 $ 52,826 $ 55,677 $ 82,794 $ 29,122 $ 33,271 $ 29,354 GAAP general and administrative as a percentage of revenue 19% 20% 18% 30% 27% 24% 21% Non-GAAP general and administrative as a percentage of revenue 18% 18% 14% 16% 18% 19% 16% Reconciliation of loss from operations and operating margin to non-GAAP loss from operations and non-GAAP operating margin: GAAP loss from operations $ (55,043) $ (82,624) $ (58,530) $ (285,927) $ (71,137) $ (72,302) $ (71,813) Stock-based compensation expense 7,489 19,238 43,960 227,161 37,209 33,895 44,777 Amortization of acquired technology intangible assets 215 2,371 5,764 13,796 9,662 9,655 9,610 Employer payroll tax on employee stock transactions 0 112 572 6,515 2,261 1,090 1,723 Acquisition-related expenses 0 1,218 792 9,280 2,346 2,379 2,337 Restructuring related charges 0 0 4,433 0 0 0 0 Non-GAAP loss from operations $ (47,339) $ (59,685) $ (3,009) $ (29,175) $ (19,659) $ (25,283) $ (13,366) GAAP operating margin (30%) (29%) (15%) (56%) (45%) (42%) (39%) Non-GAAP operating margin (25%) (21%) (1%) (6%) (12%) (15%) (7%) Note: Fiscal year ends on December 31 of each respective year. Numbers may not foot due to rounding. 111

Free Cash Flow Bridge (dollars in thousands) FY18 FY19 FY20 FY21 Q1'22 Q2'22 Q3'22 Revenue $ 186,396 $ 289,194 $ 400,291 $ 514,821 $ 159,516 $ 172,205 $ 186,429 Computation of free cash flow and free cash flow margin: Net cash (used in) provided by operating activities $ (21,103) $ (7,004) $ 21,853 $ 36,730 $ 10,284 $ (26,955) $ 6,587 Purchases of property and equipment (13,741) (13,054) (7,202) (12,383) (7,525) (1,908) (4,237) Capitalized software development costs (8,091) (14,936) (11,764) (15,248) (7,632) (8,620) (8,531) Non-GAAP free cash flow $ (42,935) $ (34,994) $ 2,887 $ 9,099 $ (4,873) $ (37,483) $ (6,181) Non-GAAP free cash flow margin (23%) (12%) 1% 2% (3%) (22%) (3%) Note: Fiscal year ends on December 31 of each respective year. Numbers may not foot due to rounding. 112